Exhibit 10.10

LOAN AND SECURITY AMENDING AGREEMENT

THIS AGREEMENT made as of the 14th day of March, 2003

B E T W E E N:

PURE PLAY MEDIA, INC.

(hereinafter called the "Borrower")

OF THE FIRST PART

- and –

DORAL EZ INVESTMENTS INC.

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS the Borrower and the Lender executed and delivered a Loan Agreement dated September 19, 2002 (the "Loan Agreement") providing for a loan in the principal amount of US$1,000,000;

AND WHEREAS the Borrower executed and delivered a security agreement dated September 19, 2002 ( the "Security Agreement") as security for payment of the obligations of the Borrower to the Lender;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby covenant and agree as follows:

ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1                Definitions      All defined terms used in this Agreement, unless otherwise defined herein, shall have the same meaning ascribed to such terms in the Loan Agreement or the Security Agreement as the case may be.

ARTICLE 2 – LOAN AGREEMENT

2.1                The definition of "Ninn Worx Purchase Agreement" means the agreement made on September 18, 2002 between Pure Play Media, Inc. as purchaser and Hope Ranch FX, Inc. ("Hope Ranch") as vendor respecting the purchase and sale of certain equipment, prepaid expenses, customer contracts and goodwill of the business previously carried on by Hope Ranch with the business or style name of "Ninn Worx".

2.2                Attached hereto as Schedules "A" and "B" are copies of the form of promissory note and list of shareholders which were to be attached to the Loan Agreement.

2.3                The following provisions of the Loan Agreement are hereby amended:

                     (a)      The last sentence of Section 2.1 of the Loan Agreement is hereby deleted.

                     (b)      The provisions of Section 2.4 of the Loan Agreement are amended by deleting the provisions thereof in their entirety and substituting the following therefor:

"2.4                Interest on the Loan

                     (a)      The Principal amount of the Loan outstanding hereunder from time to time shall bear interest at a rate equal to the Loan Interest Rate calculated and compounded monthly and shall be payable monthly, in arrears, on the last day of each month during the term hereof, provided that the first payment shall be calculated for the period commencing on the date of the first Advance to and including the last day of the month during which the first Advance occurred and the last payment shall be calculated for the period commencing on the first day of the month during which the Maturity Date occurs and ending on such date.

                     (b)      In this Agreement, the Loan Interest Rate shall mean 7% per annum calculated monthly.

                     (c)      Interest shall be due on overdue interest and on such part of the principal amount of the Loan as remains outstanding from time to time, together with interest on overdue interest, at the Loan Interest Rate, as well after as before maturity, default and judgment."

                     (c)      The reference in Section 2.7 to the applicable rate of interest shall be to the "Loan Interest Rate".

                     (d)      The provisions of Section 3.1(t) are amended by deleting the provisions thereof in their entirety and substituting the following therefor:

               "Authorized and Issued Capital. The authorized capital of the Borrower consists of 10,000 Common Shares all of which are issued and outstanding and registered in the name of Pure Play Media Holdings, Inc. All issued and outstanding shares in the capital of the Borrower are fully paid and non-assessable."

ARTICLE 3 – SECURITY AGREEMENT

3.1                The Debtor for the purposes of the Security Agreement is Pure Play Media, Inc. which hereby acknowledges and agrees to assume and perform the terms thereof.

3.2                The Obligations to be secured under the Security Agreement include all indebtedness and liability of the Debtor to the Secured Party, including, all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, whenever and howsoever incurred in any currency at any time owing by the Debtor to the Secured Party or remaining unpaid by the Debtor to the Secured Party and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether arising from dealings between the Secured Party and the Debtor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatsoever a creditor of the Debtor and wherever incurred and whether incurred by the Debtor alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses.

3.3                The inventory and goods forming a part of the Collateral pursuant to the Security Agreement shall include, without limitation, all videos, CD-ROM's, DVD's and other audio-visual and related products in all media and all rights relating thereto of the Debtor or in which the Debtor has an interest.

3.4                An Event of Default by the Debtor under the Security Agreement shall include an event of default by the Debtor under any agreement between the Debtor and Secured Party, including, an event of default by the Debtor under the Loan Agreement and the Note.

ARTICLE 4 – GENERAL

4.1                Except as provided herein the Loan Agreement and the Security Agreement shall remain full force and effect unamended.

4.2                Further Assurances      The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further acts, deeds, conveyances, instruments, transfers, assignments, security agreements and assurances as the Secured Party may reasonably require in order to give effect to the provisions and purposes of this Agreement including, without limitation, in respect of the Secured Party's enforcement of the security and its realization on the Collateral, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming and/or perfecting the security interest of the Secured Party in the Collateral pursuant to this Agreement. The Debtor hereby constitutes and appoints any officer of the Secured Party, or any Receiver appointed by the Court or the Secured Party as provided herein, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The Debtor hereby authorizes the Secured Party to file such proofs of claim and other documents as may be necessary or advisable in order to prove its claim in any bankruptcy, proposed winding-up or other proceeding relating to the Debtor.

4.3                Binding      This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                                                             PURE PLAY MEDIA, INC.

                                                                             Per:    /s/ Richard Arnold
                                                                                       Authorized Signing Officer

                                                                             DORAL EZ INVESTMENTS INC.

                                                                             Per:    /s/ Erwin Zecha
                                                                                       Authorized Signing Officer

H:\CLIENT FILES\ARNOLD, RICHARD\PURE PLAY MEDIA, INC\LOAN AND SECURITY AMENDING.AGT.DOC

SCHEDULE A

PROMISSORY NOTE

$1,575,000                                                                                                     Due in Accordance
                                                                                                                   With Loan Agreement

              FOR VALUE RECEIVED the undersigned promises to pay to or to the order of Doral EZ Investments Inc. (the "Lender") at Mississauga, Ontario, at the times and in the manner set forth in a loan agreement dated March 14, 2003 between the undersigned and the Lender (the "Loan Agreement"):

(a)         the principal amount of $1,575,000 in lawful money of Canada or so much thereof as may be advanced and outstanding pursuant to the Loan Agreement;
(b)         all interest accrued on such principal amount outstanding from time to time and all interest accrued on overdue interest calculated and payable in like currency at the rate applicable thereto as stipulated in the Loan Agreement; and
(c)         all other amounts owing by the undersigned to the Lender pursuant to the Loan Agreement.

              This promissory note is issued pursuant to the Loan Agreement to evidence the principal amounts advanced, any repayments on account thereof and the unpaid balance of the principal amount outstanding from time to time. The President of the Lender is hereby authorized to endorse on the schedule annexed hereto, or on any continuation schedule which may at any time be attached hereto, the date and amount of each advance, and each payment of principal on account thereof, together with the unpaid balance of the principal amount outstanding owing by the undersigned to the Lender pursuant to the Loan Agreement. Each such endorsement shall be prima facie evidence of the amounts so advanced and repaid and, in the absence of manifest mathematical error, this promissory note shall be conclusive evidence of the amount of the undersigned's liability to the Lender for the unpaid balance of the principal amount outstanding owing by the undersigned to the Lender pursuant to the Loan Agreement. In the event of default of the payment in accordance with the terms of this promissory note, the undersigned shall pay all costs incurred by the holder in enforcing and collecting on this promissory note, including legal costs on a solicitor and client basis.

              Notwithstanding the due date specified in this promissory note, in the event of default by the undersigned pursuant to the Loan Agreement, the principal sum remaining unpaid together with all interest accrued thereon shall immediately become due and payable, without demand or other further notice.

              The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based on indulgences which may be granted by the holder to any party liable thereon.

              DATED this 23rd day of September, 2003.

                                                                             PURE PLAY MEDIA, INC.

                                                                             Per:    /s/ Richard Arnold
                                                                                       Authorized Signing Officer

LOAN ADVANCES AND PAYMENTS

Date	Amount Advanced	Amount Paid	Outstanding Principal Balance	Recording Officer's Initials
September 23, 2003	$1,575,000 (CDN)	__	$1,575,000 (CDN)

SCHEDULE B

SHAREHOLDERS OF THE BORROWER

Name                                                           No. and Class of Shares Held

Pure Play Media Holdings, Inc.                      10,000 Common